Investor Presentation Jack Clancy, Chief Executive Officer Joe Lussier, Chief Financial Officer November 16, 2023

Disclaimer 2 This investor presentation has been prepared by Enterprise Bancorp, Inc., (the “Company” or “EBTC”) solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. Cautionary Statement Regarding Forward-Looking Information This investor presentation contains statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," "should," "could," "plan," and other similar terms or expressions. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company. These risks, uncertainties, and other factors may cause the actual results, performance, and achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from recent bank failures and any continuation of the recent uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; increased competition for deposits and related changes in deposit customer behavior; changes in market interest rates; the persistence of the current inflationary environment in our market areas and the United States; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; the effects of declines in housing prices in the United States and our market areas; increases in unemployment rates in the United States and our market areas; declines in commercial real estate prices; uncertainty regarding United States fiscal debt and budget matters; cyber incidents or other failures, disruptions or security breaches; severe weather, natural disasters, acts of war or terrorism or other external events; regulatory considerations; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the receipt of required regulatory approvals; changes in tax laws; and current or future litigation, regulatory examinations or other legal and/or regulatory actions. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release. For more information about these factors, please see our reports filed with or furnished to the U.S. Securities and Exchange Commission (the "SEC"), including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations.“ Any forward-looking statements contained in this earnings release are made as of the date hereof, and we undertake no duty, and specifically disclaim any duty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S.GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, EBTC has provided reconciliations within this presentation, as necessary, of the non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on EBTC’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

Today’s Presenters 3 Jack Clancy Chief Executive Officer Joe Lussier Chief Financial Officer

Corporate Profile Founded in 1989 in Lowell, Massachusetts, Enterprise Bank is a commercially focused and community centric banking company operating in highly attractive markets in northern Massachusetts and southern New Hampshire 4(1) Wealth assets under management and administration (82% managed) (2) ~9% Executive Management, ~7% Independent Directors per the 2023 Proxy Massachusetts New Hampshire$3.4B Loans $4.5B Assets $4.1B Deposits $1.2B AUM & AUA(1) 3.29% Dividend Yield EBTC NASDAQ $343 Market Cap 27 Branches 16%(2) Insider Ownership Financial Data (as of September 30, 2023) Stock Data (as of November 14, 2023)

Branch Footprint 5 Highly attractive market demographics across the footprint Economically vibrant and innovative communities along Routes 95, 93, 495, 2 and 3, as well as close proximity to communities nationally renowned for their economic vitality such as Boston and Cambridge 27 branch locations [19 in MA and 8 in NH] serving 22 communities in carefully chosen, generally contiguous markets

Consistent history of strong growth and profitability Dominant deposit market share and community bank in our footprint Operate in vibrant economic markets with attractive demographics High quality commercial loan portfolio built on relationship banking Experienced management team and Board of Directors that has an aligned interest through strong stock ownership Operating philosophy that emphasizes low-cost, core funded deposits Progressive commercial lending, construction lending, cash management and wealth management services Strong level of liquidity Investment Merits 6 Enterprise is a High-Quality, Relationship Driven, Community and Commercially Bank Focused on Providing Long-Term Returns for Its Shareholders, Customers and Communities

$14.36 $15.43 $16.61 $18.29 $19.44 $21.43 $23.72 $25.68 $27.96 $30.73 $32.41 $0.46 $0.94 $1.44 $1.96 $2.50 $3.08 $3.72 $4.42 $5.16 $5.98 $6.67 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y Q3-2023 TBVPS (Excl AOCI) Cumulative Cash Dividends 9% 9% 10% 9% 8% 9% 9% 10% 10% 10% 11% 9% 7% 12% 12% 10% Focused on Long-Term, Consistent Growth 7 Last 20 Years Net Income (2) Total Assets Loans Customer Deposits (1) Compound Annual Growth Rate Through 9/30/2023 Last 5 Years Last 10 Years Last 15 Years Our growth has been entirely organic Tangible Book Value Per Share (Excl. AOCI) (1) (1) See non-GAAP reconciliation in the Appendix (2) Net income was for the trailing twelve months ended for the respective 9/30 period. Adjusted to exclude $4.8 million deferred tax asset write-down in Q4-2017.

$21.32 $24.61 $27.54 $28.35 $22.80 $23.99 2018Y 2019Y 2020Y 2021Y 2022Y YTD'23 $2.46 $2.89 $2.64 $3.50 $3.52 $2.50 $2.46 2018Y 2019Y 2020Y 2021Y 2022Y YTD'22 YTD'23 8 Diluted Earnings Per Share Tangible Book Value Per Share (TBVPS) (1) Note: Data as of 9/30/2023 (1) See non-GAAP reconciliation in the Appendix ROAA ROATCE (1) Track Record of Creating Shareholder Value $30.73 2022Y AOCI 1.00% 1.10% 0.82% 0.98% 0.96% 0.90% 2018Y 2019Y 2020Y 2021Y 2022Y YTD'23 12.45% 12.57% 10.13% 12.71% 14.76% 13.51% 2018Y 2019Y 2020Y 2021Y 2022Y YTD'23 YTD’23 AOCI $32.41

A Highly Regarded Culture 9 Founded with a purpose to strengthen the economic fabric of our communities and our customers’ success Recognized as a top place to work for twelve straight years by the Boston Globe Focused on the long-term with consistent investment in our team members, technology, and facilities Staffed with talented team members dedicated to exceptional service and a strong sales ethic Our Culture Our Non-Profit Collaborative, now in its 16th year, provides education seminars to our non-profit organizations and communities annually We supported over 420 organizations, both financially and through 24,000 volunteer hours, in 2022 Environmental, Social, & Governance Diversity, Equity, & Inclusion We celebrate and promote awareness of personal identity in the workplace to strengthen everyone’s sense of belonging within our Enterprise Bank family We promote a culture of team member engagement and invest in our people through numerous internal development and advancement programs Our team is comprised of 68% Women, 22% BIPOC/POC, 65% Women in Management, 14% BIPOC/POC in Management, 30% Women on our Board Note: Data as of 9/30/2023

Deposit Market Share in our Footprint 10Notes: • Based on FDIC branch data as of 6/30/2023 • Branch footprint based on communities displayed on Slide 4 Dominant community bank market share within our branch footprint Exceptional low-cost core deposit base Strong average branch size of ~$151 million with an average branch age of only 17 years Deposits Deposit Rank Bank Branches ($MM) Market Share 1 Bank of America 15 5,262 18.84% 2 TD Bank 26 4,639 16.61% 3 27 4,076 14.60% 4 Citizens Financial 18 2,838 10.16% 5 Santander 25 2,743 9.82% 6 Lowell Five 12 1,164 4.17% 7 Bank of New England 6 990 3.54% 8 Eastern Bankshares 9 621 2.22% 9 Middlesex Bancorp 2 589 2.11% 10 Fidelity Co-Op 4 559 2.00% All Other Institutions 62 4,447 15.93% Total 206 27,928 100.00%

Deposit Market Share by State in our Footprint 11 Average branch size of $163 million Average branch age of 20 years Average branch size of $124 million Average branch age of 10 years Deposits Deposit Rank Bank Branches ($MM) Market Share 1 Bank of America 10 3,868 19.82% 2 TD Bank 19 3,233 16.56% 3 19 3,088 15.83% 4 Santander 18 1,890 9.68% 5 Citizens Financial 7 1,109 5.69% 6 Lowell Five 11 1,092 5.60% 7 Middlesex Bancorp 2 589 3.02% 8 Eastern Bankshares 7 580 2.97% 9 Rollstone Bancorp 4 559 2.86% 10 Fidelity Co-Op 5 427 2.19% Massachusetts Deposits Deposit Rank Bank Branches ($MM) Market Share 1 Citizens Financial 11 1,745 20.74% 2 Bank of America 7 1,406 16.71% 3 TD Bank 5 1,393 16.56% 4 Santander 8 988 11.75% 5 4 873 10.38% 6 Bank of New England 7 854 10.15% 7 Salem Co-Op 1 305 3.63% 8 JP Morgan Chase 3 184 2.18% 9 Millyard Bank 1 156 1.85% 10 Pentucket Bank 1 117 1.39% New Hampshire Notes: • Based on FDIC branch data as of 6/30/2023 • Branch footprint based on communities displayed on Slide 4

Strong Low Cost Deposit Franchise 12 2023Q3 Cost of Deposits for All Public Banks Headquartered in New England with Total Assets Between $3B and $25B Source: 10-Q filings as of 9/30/23 Note: Includes all public headquartered in New England with total assets between $3 billion and $25 billion as of 9/30/23 Cost of Deposits Q3-2023 Q3-2023 Cost of Deposits were 1.24% Cost of Funds were 1.31% 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 Bank 1 EBTC Bank 3 Bank 4 Bank 5 Bank 6 Bank 7 Bank 8 Bank 9 Bank 10 Bank 11 Bank 12

Highly Effective and Scalable Model 13 Wealth Management Personal Banking Residential Lending Commercial and Construction Lending Our brand resonates as “community,” “commercial,” and “relationship-driven” Capabilities and service delivery to “punch above” our asset size in servicing our customers We are staffed with talented and relationship-centric team members who have strong ties to the communities they operate in, and exhibit exceptional service Progressive capabilities, relationship focus, commercial bank expertise and ability to quickly develop deep community ties is highly scalable for expanding to new markets Our Core Business Lines Cash Management

Financial Highlights September 30, 2023 14

Q3-2023 Financial Results

Financial Ratios & Metrics

	At or for the 3 months ended		
	9/30/23	6/30/23	9/30/22
Return on Assets	0.85%	0.88%	1.05%
Return on Equity	12.53%	12.63%	16.47%
Diluted Earnings per Share	$0.79	$0.79	$0.98
Dividend per Share	$0.230	$0.230	$0.205
Book Value per Share	$24.45	$25.11	$22.44
Tangible Book Value per Share (1)	$23.99	$24.65	$21.98
FTE Net Interest Margin (1)	3.46%	3.55%	3.61%
NPL / Total Loans	0.34%	0.23%	0.18%
ACL / Total Loans	1.70%	1.70%	1.65%
Total Capital /Risk Wt. Assets	13.45%	13.37%	13.49%
Tier 1 Capital /Risk Wt. Assets	10.61%	10.52%	10.52%
Tier 1 Capital /Average Assets	8.59%	8.62%	7.89%
Tangible Common Equity (1)	6.57%	6.71%	5.89%

Balance Sheet & Income Statement

dollars in thousands	9/30/23	6/30/23	9/30/22	3 mo. % chg	1 yr. % chg
Investments at MV	678,932	712,851	831,030	-5%	-18%
Loans	3,404,014	3,345,667	3,109,369	2%	9%
Assets	4,482,374	4,502,344	4,529,820	0%	-1%
Deposits	4,060,403	4,075,598	4,138,038	0%	-2%
Borrowings	4,290	3,334	2,934	29%	46%
Shareholders' Equity	299,699	307,490	272,193	-3%	10%

	3 months ended			
dollars in thousands	9/30/23	9/30/22	$ Chg	% Chg
Net Interest Income	38,502	39,779	-1,277	-3%
Provision for Credit Losses	1,752	1,000	752	75%
Non-Interest Income	4,486	4,525	-39	-1%
Non-Interest Expense	28,312	27,537	775	3%
Income Before Taxes	12,924	15,767	-2,843	-18%
Income Taxes	3,225	3,805	-580	-15%
Net Income	9,699	11,962	-2,263	-19%
PTPP Adjusted Income, excl. PPP Income (1)	14,779	16,457	-1,678	-10%

Enterprise

(1) See non-GAAP reconciliation in the Appendix

15

Non-Interest Checking 28% Interest- Bearing Checking 18% Savings 7% Money Market 35% Certificate of Deposit 12% Stable Low-Cost Deposit Portfolio 16 2023 Q3 Deposit PortfolioTotal Deposits ($MM) MTD September 2023 cost of deposits was 1.39% Full cycle deposit beta of 25% Core deposits amounted to 95% of total deposits (1) Local and relationship-based deposit portfolio Municipal and public entity deposits amount to 9% of total deposits Most of the municipal relationships are anchored by strong cash management operating accounts Note: Data as of 9/30/2023 (1) Total deposits excluding CDs over $250 thousand $4.0 Billion $2,787 $3,551 $3,980 $4,036 $4,060 $4,060 0.72% 0.34% 0.10% 0.14% 0.94% 1.24% 2019Y 2020Y 2021Y 2022Y YTD'23 2023Q3 Deposits ($MM) Cost of Deposits

Commercial Real Estate - Non Owner Occupied 42% Commercial Real Estate - Owner Occupied 18% Commercial & Industrial 12% Construction & Development 15% Residential 11% Home Equity Loans & Lines 2% Diverse and Attractive Loan Portfolio 17 2023 Q3 Loan Portfolio Note: Data as of 9/30/2023 $3.4 Billion Commercially focused, relationship-based lender Consistent growth driven by long-term relationships Full cycle beta is 22% 16% of the loan portfolio is floating 25% of loans reprice through 2025 Total Loans ($MM) $2,388 $2,566 $2,631 $2,849 $3,181 $3,404 $443 $72 $2,388 $2,566 $3,074 $2,921 $3,181 $3,404 2018Y 2019Y 2020Y 2021Y 2022Y 2023Q3 Loans (Excl. PPP) ($MM) PPP Loans ($MM) Total

Investor CRE Portfolio 18 Non-Owner Occupied CRE - $1.4b (1) Source: Company records Note: Data as of 9/30/2023 (1) By property type (2) By purpose type Multi-family portfolio is well diversified by borrower and geography. Office loans are 10% of NOO CRE or 4% of total loans. Hotel loans are $38 million and consist mainly of two ~$15 million loans. Retail loans are mostly local small strip plazas and not large shopping centers or mall complexes. Construction portfolio consists primarily of residential, single family, subdivision and condominium projects. Construction - $500m (2) Other 23% Multi-Family 30% 1-4 Family 16% Retail 11% Office 10% Industrial/Warehouse Building 10% Other 21% Multi-Family 21% Residential Condos 20% Land 16% Resid Single Lot 13% Commercial 9%

Commercial Loan Portfolios 19 C&I - $400m (1) Source: Company records Note: Data as of 9/30/2023 (1) By industry type Owner Occupied CRE - $600m (1) Other 26% Health Care & Social Assistance 13% Construction 12% Retail Trade 12% Manufacturing 11% Other Services (except Public Admin.) 11% Accommodation & Food Services 9% Real Estate, Rental, and Leasing 6% Real Estate & Rental and Leasing 18% Construction 15% Manufacturing 9% Health Care & Social Assistance 9% Accommodation & Food Services 9% Other Services (except Public Admin.) 7% Retail Trade 6% Other 26%

0.49% 0.58% 1.24% 0.91% 0.19% 0.34% 0.06% 0.06% 0.05% 0.10% 0.01% 0.00% 2018Y 2019Y 2020Y 2021Y 2022Y 2023Q3 NPLs Excl Restructured/Loans NCOs/Avg Loans Disciplined Underwriting & Credit Culture 20 Allowance for Credit Losses (2)Nonperforming Loans and Charge Offs (1) Favorable long-term credit metrics highlighted by relatively low levels of nonperforming loans Focus on seasoned and well positioned borrowers Focus on personal guarantees (1) Charge-offs in 2021 is net of $1.1 million gain on OREO sales (2) ACL/Loans ratios exclude PPP loans in calculation. See non-GAAP reconciliation in the Appendix. Conservatively positioned with strong level of allowance for credit losses Legal lending limit – $92 million LTV & DSC Policy Limits:  Non-Owner Occupied – 75% & 1.25x  Owner Occupied – 75% & 1.00x $33,849 $33,614 $44,565 $51,125 $47,704 $52,640 $57,905 1.42% 1.31% 1.69% 1.94% 1.67% 1.66% 1.70% 2018Y 2019Y 2020Y 1/1/2021 2021Y 2022Y 2023Q3 ACL Total ($000s) ACL/Loans CECL Adoption

US Agency MBS/CMO 52% US Treasuries and Agencies 7% Muni(Taxable) 32% Muni(Tax Exempt) 7% Other 2% Investments and Liquidity 21 Fixed Income Portfolio to Total Assets: 15% Municipal Bond Ratings: A: 10%; AA: 77%; AAA: 13% QTD tax-equivalent yield: 2.17% Effective Duration: 5.1 years Short-term investments: $180 million Borrowing Capacity FHLB/FRB: $1.2 billion PortfolioBond Portfolio Composition Note: Data as of 9/30/2023 $673 Million

Consistent Profitability 22 Net Income ($MM) (2)Adjusted Total Revenue ($MM) (1) Attractive long-term growth trends in net incomeSteady growth in total revenue Note: Data as of 9/30/2023 (1) Total revenue is fully tax equivalent and excludes gains and losses on non-core operating items; see non-GAAP reconciliation in the Appendix (2) See non-GAAP reconciliation in the Appendix for allocation of net income between PPP and excluding PPP. $28.9 $34.2 $23.8 $28.0 $40.9 $28.6 $30.2 $7.7 $14.2 $1.8 $1.8 $28.9 $34.2 $31.5 $42.2 $42.7 $30.4 $30.2 2018Y 2019Y 2020Y 2021Y 2022Y YTD'22 YTD'23 Net Income (Excl. PPP Income) ($MM) Tax Effected PPP Income ($MM) Net income impacted by a $12.5 million pre-tax COVID related provision expense $125.8 $133.2 $138.0 $141.8 $169.3 $121.7 $132.1 $10.7 $19.7 $2.6 $2.5 $125.8 $133.2 $148.6 $161.5 $171.8 $124.2 $132.1 2018Y 2019Y 2020Y 2021Y 2022Y YTD'22 YTD'23 Total Revenue (Excl. PPP Income) ($MM) PPP Income ($MM)

Quarterly Net Interest Margin Trends 23 FTE Net Interest Margin (1) Note: Net Interest Income is on a tax-equivalent basis (1) See FTE net interest margin non-GAAP reconciliation in the Appendix (2) Adjusted NIM reflects FTE NIM without the effects of PPP and interest earning deposits with banks; see non-GAAP reconciliation in the Appendix PPP Impact on FTE Net Interest Margin (2) 3.48% 3.41% 3.59% 3.82% 4.16% 4.40% 4.53% 4.69% 0.14% 0.14% 0.15% 0.22% 0.37% 0.68% 1.04% 1.31% 3.34% 3.28% 3.45% 3.61% 3.81% 3.76% 3.55% 3.46% 0.00% 2.00% 4.00% 6.00% 2021Q4 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 Yield on Interest Earning Assets Cost of Funds FTE Net Interest Margin Strong net interest margin resulting from low-cost core deposits and commercial loan focus MTD September 2023 FTE NIM was 3.35% (1) $29.8 $29.1 $30.1 $31.3 $32.8 $32.9 $35.5 $39.7 $4.7 $6.0 $5.6 $4.9 $3.2 $1.5 $0.6 $0.4 3.76% 3.68% 3.71% 3.68% 3.56% 3.47% 3.55% 3.71% 3.49% 3.62% 3.45% 3.39% 3.34% 3.28% 3.45% 3.61% 2020Q4 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 2022Q3 PPP Contribution FTE Net Interest Income (Excluding PPP) Adjusted NIM FTE Net Interest Margin

Wealth Management 34% Deposit & Interchange Fees 43% Other 23% Non-Interest Income 24 Deposit and Interchange Fees ($000) Wealth Management Revenue ($000) $5,624 $5,494 $5,815 $6,787 $6,533 $4,965 $4,933 2018Y 2019Y 2020Y 2021Y 2022Y YTD'22 YTD'23 Adjusted Non-Interest Income YTD’2023 (1) $14.5 Million Note: Data as of 9/30/2023 (1) Non-interest income is adjusted for non-core operating items; see non-GAAP reconciliation in the Appendix $6,234 $6,870 $6,426 $6,971 $8,196 $5,847 $6,330 2018Y 2019Y 2020Y 2021Y 2022Y YTD'22 YTD'23

Interest Rate Sensitivity 25 Year 1 Cumulative 2 Years Cumulative 5 Years Scenario % Change % Change % Change +2.00% -3.7% -4.5% 1.7% -2.00% 2.9% 1.9% -5.7% Note: Data as of 9/30/2023 Model ramps interest rate changes evenly over 12 months Liability sensitive for 2 years Long-term asset sensitive

Investment Merits 26 Attractive Markets Expanding footprint in a vibrant market area Largest community bank in the markets we serve Young bank and young branch franchise; yet we have built extremely strong market share positions Deep-rooted community relationships in every community we serve Strong Long-Term Financial Results History of delivering consistent and strong growth results Disciplined credit culture and capital position is “well-capitalized” Service-based fee income lines of business support revenues Focused on building long-term shareholder value Culture & Team Drives Success Strong and deep Board and Leadership team Unwavering commitment to excellence Positive recognition of our workplace and culture An intense sense of purpose Significant insider ownership Well Positioned Business Model Strong core low-cost deposit funding High level of liquidity will provide a benefit from interest rate increases Digitally enabled Commercial relationship driven Progressive business lines: commercial lending, construction lending, wealth management, cash management, residential lending

Appendix 27

Non-GAAP Reconciliation 28 The following table reconciles GAAP measures with non-GAAP measures for the periods indicated as follows: book value per share which is a GAAP measure is reconciled with tangible book value per share and tangible book value per share, excluding AOCI, which are non-GAAP measures. All dollars in thousands, except per share data YTD 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 09/30/2023 Total Stockholders' Equity $151,334 $166,950 $180,327 $214,786 $231,810 $255,297 $296,641 $334,426 $346,895 $282,267 $299,699 Less: Intangible Assets $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 Tangible Common Equity $145,678 $161,294 $174,671 $209,130 $226,154 $249,641 $290,985 $328,770 $341,239 $276,611 $294,043 Accumulated Other Comprehensive Income $2,145 $3,767 $2,274 -$758 $416 -$1,284 $10,510 $22,193 $4,662 -$96,207 -$103,166 Tangible Common Equity, Excluding AOCI $143,533 $157,527 $172,397 $209,888 $225,738 $250,925 $280,475 $306,577 $336,577 $372,818 $397,209 Basic Shares Outstanding 9,992,560 10,207,943 10,377,787 11,475,742 11,609,853 11,708,218 11,825,331 11,937,795 12,038,382 12,133,516 12,256,964 Book Value per Share $15.14 $16.35 $17.38 $18.72 $19.97 $21.80 $25.09 $28.01 $28.82 $23.26 $24.45 Less: Intangible Book Value per Share $0.57 $0.55 $0.55 $0.49 $0.49 $0.48 $0.48 $0.47 $0.47 $0.47 $0.46 Tangible Book Value per Share $14.58 $15.80 $16.83 $18.22 $19.48 $21.32 $24.61 $27.54 $28.35 $22.80 $23.99 Less: Acc. Other Comprehensive Income per Share $0.21 $0.37 $0.22 -$0.07 $0.04 -$0.11 $0.89 $1.86 $0.39 -$7.93 -$8.42 Tangible Book Value per Share, Excluding AOCI $14.36 $15.43 $16.61 $18.29 $19.44 $21.43 $23.72 $25.68 $27.96 $30.73 $32.41 Annual Dividends Paid $0.46 $0.48 $0.50 $0.52 $0.54 $0.58 $0.64 $0.70 $0.74 $0.82 $0.69 Cumulative Dividends (2013-2023) $0.46 $0.94 $1.44 $1.96 $2.50 $3.08 $3.72 $4.42 $5.16 $5.98 $6.67 Twelve Mos. Ended

Non-GAAP Reconciliation 29 The following tables reconcile GAAP measures with non-GAAP measures for the periods indicated as follows: book value per share which is a GAAP measure is reconciled with tangible book value per share which is a non-GAAP measure and net interest margin which is a GAAP measure is reconciled with fully tax equivalent (FTE) net interest margin which is a non- GAAP measure. All dollars in thousands 9/30/23 6/30/23 9/30/22 Net Interest Income $38,502 $38,093 $39,779 Plus: Tax Equivalent Adjustment $271 $354 $347 FTE Net Interest Income $38,773 $38,447 $40,126 Total Interest Earning Assets $4,453,385 $4,342,485 $4,415,494 Net Interest Margin 3.43% 3.52% 3.58% FTE Net Interest Margin 3.46% 3.55% 3.61% Three Months EndedAll dollars in thousands 9/30/23 6/30/23 9/30/22 Total Stockholders' Equity $299,699 $307,490 $272,193 Less: Intangible Assets $5,656 $5,656 $5,656 Tangible Common Equity $294,043 $301,834 $266,537 Total Assets $4,482,374 $4,502,344 $4,529,820 Less: Intangible Assets $5,656 $5,656 $5,656 Tangible Assets $4,476,718 $4,496,688 $4,524,164 Tangible Common Equity Ratio 6.57% 6.71% 5.89% Basic Shares Outstanding 12,256,964 12,244,733 12,127,453 Tangible Book Value per Share $23.99 $24.65 $21.98 Three Months Ended

Non-GAAP Reconciliation 30 The following tables reconcile GAAP measures with non-GAAP measures for the periods indicated as follows: income before taxes which is a GAAP measure is reconciled with pre-tax, pre-provision for credit losses (PTPP) adjusted income, which is a non-GAAP measure, non-interest income which is a GAAP measure is reconciled with adjusted non-interest income which is a non-GAAP measure, and deposits which is a GAAP measure is reconciled with customer deposits which is a non-GAAP measure. Additionally, a table is provided to reconcile the components of adjusted non-interest income and the percentage allocation of each component to the whole. All dollars in thousands 9/30/23 9/30/18 9/30/13 9/30/08 9/30/03 Total Deposits $4,060 $2,612 $1,654 $944 $677 Less: Brokered Deposits $0 $124 $52 $67 $0 Customer Deposits $4,060 $2,488 $1,602 $877 $677 All dollars in thousands 9/30/23 9/30/22 Non-Interest Income $12,062 $14,252 Less: Net Gain (Loss) on Sales of Debt Securities -$2,419 $1,062 Less: Market Value Change Bank Equity Portfolio -$93 -$376 Adjusted Non-Interest Income $14,481 $13,190 Nine Months EndedAll dollars in thousands 9/30/23 9/30/22 Income Before Taxes $12,924 $15,767 Plus: Provision for Credit Losses $1,752 $1,000 Less: Market Value Change Bank Equity Portfolio -$103 -$127 PTPP Adjusted Income $14,779 $16,894 Less: PPP Income $0 $437 PTPP Adjusted Income, excluding PPP Income $14,779 $16,457 Three Months Ended All dollars in thousands Deposit and Interchange Fees $6,330 44% Wealth Management Fees $4,933 34% Other $3,218 22% Adjusted Non-Interest Income $14,481 100% Nine Months Ended 9/30/23

Non-GAAP Reconciliation 31 The following table reconciles GAAP measures with non-GAAP measures for the periods indicated as follows: ACL to total loans which is a GAAP measure is reconciled with ACL to total loans, excluding PPP, which is a non-GAAP measure. All dollars in thousands 12/31/18 12/31/19 12/31/20 1/1/21 12/31/21 12/31/22 9/30/23 Total Loans $2,387,506 $2,565,459 $3,073,860 $3,073,860 $2,920,684 $3,180,518 $3,404,014 Less: PPP Loans, net $0 $0 $443,070 $443,070 $71,502 $0 $0 Total Loans, excluding PPP $2,387,506 $2,565,459 $2,630,790 $2,630,790 $2,849,182 $3,180,518 $3,404,014 Allowance for Credit Losses ($33,849) ($33,614) ($44,565) ($51,125) ($47,704) ($52,640) ($57,905) Net Loans $2,353,657 $2,531,845 $2,586,225 $2,579,665 $2,801,478 $3,127,878 $3,346,109 ACL to Total Loans 1.42% 1.31% 1.45% 1.66% 1.63% 1.66% 1.70% ACL to Total Loans, excluding PPP 1.42% 1.31% 1.69% 1.94% 1.67% 1.66% 1.70% Period Ended

Non-GAAP Reconciliation

The following table reconciles GAAP measures with non-GAAP measures for the periods indicated as follows: total revenue which is a GAAP measure is reconciled with total adjusted revenue and total adjusted revenue, excluding PPP income, which are non-GAAP measures and net income which is a GAAP measure is reconciled with net income, excluding PPP income which is a non-GAAP measure.

All dollars in thousands	Twelve Months Ended					Nine Months Ended	
	2018	2019	2020	2021	2022	YTD'22	YTD'23
Net Interest Income	$108,835	$115,857	$130,134	$141,556	$151,798	$109,633	$116,566
Non-Interest Income	$11,990	$16,319	$17,247	$18,107	$18,462	$14,252	$12,062
Total Revenue	**$120,825**	**$132,176**	**$147,381**	**$159,663**	**$170,260**	**$123,885**	**$128,628**
Plus: Tax Equivalent Adjustment	$1,823	$1,578	$1,427	$1,417	$1,373	$1,032	$975
Less: Net Gains on Sale of OREO	$0	$34	$0	$1,126	$0	$0	$0
Less: Loss on Termination of Swaps	$0	$0	$0	-$1,847	$0	$0	$0
Less: Net Gain on Sale of Insurance Commissions	$0	$0	$0	$0	$2,034	$0	$0
Less: Net Gain (Loss) on Sales of Debt Securities	-$2,950	$146	$227	$128	-$1,973	$1,062	-$2,419
Less: Market Value Change on Bank Equity Portfolio	-$203	$356	-$61	$147	-$272	-$376	-$93
Total Adjusted Revenue	**$125,801**	**$133,218**	**$148,642**	**$161,526**	**$171,844**	**$124,231**	**$132,115**
Less: PPP Income	$0	$0	$10,675	$19,691	$2,561	$2,537	$0
Total Adjusted Revenue, excluding PPP Income	**$125,801**	**$133,218**	**$137,967**	**$141,835**	**$169,283**	**$121,694**	**$132,115**
PPP Income	$0	$0	$10,675	$19,691	$2,561	$2,537	$0
Less: Provision for Income Taxes on PPP Income	$0	$0	$3,001	$5,535	$720	$713	$0
Tax Effected PPP Income	**$0**	**$0**	**$7,674**	**$14,156**	**$1,841**	**$1,824**	**$0**
Net Income	**$28,881**	**$34,200**	**$31,456**	**$42,171**	**$42,716**	**$30,410**	**$30,151**
Tax Effected PPP Income	$0	$0	$7,674	$14,156	$1,841	$1,824	$0
Net Income, excluding PPP Income	**$28,881**	**$34,200**	**$23,782**	**$28,015**	**$40,875**	**$28,586**	**$30,151**

Enterprise

32

Non-GAAP Reconciliation

The following table reconciles GAAP measures with non-GAAP measures for the periods indicated as follows: average interest earning assets and net interest income which are GAAP measures are reconciled with adjusted interest earning assets and fully tax equivalent (FTE) net interest income which are non-GAAP measures. Additionally, net interest margin which is a GAAP measure is reconciled with FTE net interest margin and adjusted FTE net interest margin which are non-GAAP measures.

All dollars in thousands	Three Months Ended							
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22
Total average interest-earning assets	$3,940,679	$3,924,153	$4,147,580	$4,250,266	$4,277,980	$4,241,602	$4,203,843	$4,415,494
Less: Average PPP loans, net	$481,012	$452,813	$411,867	$223,611	$104,287	$48,930	$23,997	$7,161
Less: Average interest-earning deposits	$303,745	$279,796	$504,649	$675,746	$531,489	$381,517	$211,844	$372,871
Adjusted average interest-earning assets	**$3,155,922**	**$3,191,544**	**$3,231,064**	**$3,350,909**	**$3,642,204**	**$3,811,155**	**$3,968,002**	**$4,035,462**
Net interest income	$34,182	$34,736	$35,286	$35,879	$35,655	$34,033	$35,821	$39,779
Plus: tax equivalent adjustment	$353	$345	$359	$352	$347	$343	$342	$347
FTE net interest income	**$34,535**	**$35,081**	**$35,645**	**$36,231**	**$36,002**	**$34,376**	**$36,163**	**$40,126**
Less: PPP income	$4,685	$6,013	$5,584	$4,898	$3,195	$1,478	$622	$437
FTE net interest income, excluding PPP income	**$29,850**	**$29,068**	**$30,061**	**$31,333**	**$32,807**	**$32,898**	**$35,541**	**$39,689**
Less: Interest on interest-earning deposits	$71	$68	$136	$254	$197	$171	$380	$2,037
Adjusted FTE net interest income	**$29,779**	**$29,000**	**$29,925**	**$31,079**	**$32,610**	**$32,727**	**$35,161**	**$37,652**
Net interest margin	3.45%	3.58%	3.41%	3.35%	3.31%	3.25%	3.42%	3.58%
FTE net interest margin	3.49%	3.62%	3.45%	3.39%	3.34%	3.28%	3.45%	3.61%
Less: PPP effect	0.05%	0.23%	0.22%	0.30%	0.22%	0.11%	0.04%	0.03%
Less: Interest-earning deposits effect	-0.32%	-0.29%	-0.48%	-0.59%	-0.44%	-0.30%	-0.14%	-0.13%
Adjusted FTE net interest margin	**3.76%**	**3.68%**	**3.71%**	**3.68%**	**3.56%**	**3.47%**	**3.55%**	**3.71%**

Enterprise
33

Non-GAAP Reconciliation 34 The following table reconciles GAAP measures with non-GAAP measures for the periods indicated as follows: average total stockholders’ equity which is a GAAP measure is reconciled with average tangible stockholders’ equity which is a non-GAAP measure. Additionally, the schedule calculates the return on average tangible common equity which is a non-GAAP measure. All dollars in thousands YTD 2018 2019 2020 2021 2022 9/30/23 Average Total Stockholders' Equity $237,683 $277,833 $316,146 $337,563 $295,154 $304,121 Less: Average Intangible Assets $5,656 $5,656 $5,656 $5,656 $5,656 $5,656 Average Tangible Common Equity $232,027 $272,177 $310,490 $331,907 $289,498 $298,465 Net Income $28,881 $34,200 $31,456 $42,171 $42,716 $30,151 Return on Average Tangible Common Equity 12.45% 12.57% 10.13% 12.71% 14.76% 13.51% Twelve Mos. Ended